UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 16, 2012

United Fire Group, Inc.
(Exact name of registrant as specified in its charter)

Iowa	001-34257	45-2302834
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

118 Second Avenue, S.E., Cedar Rapids, Iowa	52407
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (319) 399-5700

_________________________________________________________________
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE
This current report on Form 8-K/A (this "Amendment") amends a current report filed by United Fire Group, Inc. on Form 8-K on November 19, 2012 (the "Original Filing"). This amendment is filed to add Item 5.05. Amendments to the Registrant's Code of Ethics, or Waiver of a Provision of the Code of Ethics.
Except for the foregoing, this Amendment does not modify or update any other disclosure contained in the Original Filing.
Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers
On November 16, 2012, the Board of Directors of United Fire Group, Inc. approved the Deferred Compensation Plan for United Fire Group, Inc. Non-Employee Directors ("Director Deferral Plan"). The Director Deferral Plan allows non-employee directors of United Fire Group, Inc. to defer a portion of the fees earned for their service as director subject to terms and conditions of the plan.
The foregoing does not purport to be a complete summary of the Director Deferral Plan and is qualified in its entirety by reference to the text of the Director Deferral Plan, which is attached as Exhibit 10.1 and incorporated herein by reference.

Item 5.05. Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics.
On November 16, 2012, the Board of Directors of United Fire Group, Inc. approved amendments to our Code of Ethics and Business Conduct (the "Code"). The amendments to the Code were minor, technical amendments to change the name of the parent company of United Fire Group from United Fire & Casualty Company to United Fire Group, Inc. and correct a misspelling of the company's web address. No changes were made to any substantive provisions of the Code. A copy of the Code is attached as Exhibit 14.1 and incorporated herein by reference.
Item 8.01. Other Events.
On November 19, 2012, we issued a press release announcing the declaration of a regular quarterly dividend on our common stock. The release is furnished as Exhibit 99.1 hereto. The information in this Current Report is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document filed with the Commission.
Item 9.01. Financial Statements and Exhibits.
(a) None.
(b) None.
(c) None.
(d) Exhibits.
The following exhibits are furnished herewith.

Exhibit 10.1	Deferred Compensation Plan for United Fire Group, Inc. Non-Employee Directors
Exhibit 14.1	Code of Ethics and Business Conduct of United Fire Group, Inc. (as amended through November 16, 2012)
Exhibit 99.1	Press Release, dated November 19, 2012, announcing regular quarterly dividend on common stock

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

United Fire Group, Inc.
(Registrant)

Dated:	January 31, 2013	/s/ Randy A. Ramlo
Randy A. Ramlo, Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description of Exhibit
10.1	Deferred Compensation Plan for United Fire Group, Inc. Non-Employee Directors
14.1	Code of Ethics and Business Conduct of United Fire Group, Inc. (as amended through November 16, 2012)
99.1	Press Release, dated November 19, 2012, announcing regular quarterly dividend on common stock